EXHIBIT 99.1
                                                                    ------------

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                        ALPINE CAPITAL, L.P.

                                        By: /S/ ROBERT W. BRUCE III
                                            -----------------------
                                            Robert W. Bruce III,
                                            Manager


                                            /S/ ROBERT W. BRUCE III
                                            -----------------------
                                            ROBERT W. BRUCE III


                                        ALGENPAR, INC.


                                        By: /S/ J. TAYLOR CRANDALL
                                            ----------------------
                                            J. Taylor Crandall,
                                            President


                                           /S/ J. TAYLOR CRANDALL
                                           ----------------------
                                           J. TAYLOR CRANDALL


                                        KEYSTONE, INC.


                                        By: /S/ W.R. COTHAM
                                            ---------------
                                            W.R. Cotham,
                                            Vice President


                                            /S/ W.R. COTHAM
                                            ---------------
                                            W.R. Cotham,
                                            Attorney-in-Fact for:

                                        ROBERT M. BASS (1)

(1) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.